UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2005.

                              PHARMAFRONTIERS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Texas                        000-25513                     760333165
------------------------    --------------------------      --------------------
(State of organization)      (Commission File Number)           (IRS Employer
                                                             Identification No.)


2635 N. Crescent Ridge Drive
The Woodlands, Texas                                                77381
----------------------------------------                         ------------
(Address of principal executive offices)                          (Zip Code)

Registrant's Telephone Number, including area code: (281) 272-9331

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     On October 26, 2005, Brian E. Rodriguez, submitted his resignation as a member of the board. The circumstances surrounding his resignation are contained in his resignation letter filed herewith as Exhibit 17.1. The Special Committee with its independent counsel will review the reasons surrounding Mr. Rodriguez's resignation and will provide any appropriate recommendations to the Board.

     The Board of Directors has reconstituted the audit committee to consist of Messrs. Boveroux and Wesner. Mr. Boveroux will serve as the audit committee financial expert and Chairman.


Item 9.01. Financial Statements and Exhibit

      (c)  Exhibits

The following exhibits are to be filed as part of this 8-K:

     EXHIBIT NO.             IDENTIFICATION OF EXHIBIT
     ----------              -------------------------

       17.1                  Letter of resignation.
       99.1                  Press Release dated November 1, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PHARMAFRONTIERS CORP.


                                                     By: /s/ David McWilliams
                                                         --------------------
                                                         David McWilliams,
                                                         Chief Executive Officer

DATE: November 1, 2005

                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------
   17.1                  Letter of resignation.
   99.1                  Press Release dated November 1, 2005.